UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 14, 2013
                Date of Report (Date of earliest event reported)


                                 Makism 3D Corp.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                          000-54222               42-1771506
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                                 26 Broad Street
                       Cambridge, United Kingdom, CB23 6HJ

                    (Address of Principal Executive Offices)

                               011-44-01954-715030
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

Maksim 3D Corp. a Nevada corporation (the "Company") is filing this Amendment No.1 to the Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities Exchange Commission on November 4, 2013, to include the unaudited financial statements of the Company's wholly-owned subsidiary and operating company, Umicron Ltd., a private limited company organized under the laws of England and Wales, for the period ending September 30, 2013

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number                           Description
------                           -----------

2.1 Stock Exchange Agreement by and among the Company, Umicron and the Selling Shareholders, dated October 29, 2013 (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4,
         2013)

3.1 Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on August 27, 2010)

3.2 Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on August 27, 2010)

10.1 Employment Contract between Umicron and Matthew Lummis, dated October 5, 2013 (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

10.2 Employment Contract between Umicron and Luke Ruffell, dated October 5, 2013 (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

10.3 Employment Contract between Umicron and Feroz Khan, dated October 5, 2013 (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

10.4 Form of Securities Purchase Agreement (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

21       List of Subsidiaries - Umicron Ltd.

99.1 Audited Financial Statements of Umicron (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

99.2 Pro Forma Financial Statements of Umicron (incorporated by reference to the Registrant's Current Report on Form 8-K filed on November 4, 2013)

99.3 Unaudited Financial Statements of Umicron for the period ending September 30, 2013*

----------
* Filed herewith.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MAKISM 3D CORP
                                      a Nevada corporation


Dated: November 14, 2013              By: /s/ Luke Ruffell
                                          --------------------------------------
                                          Luke Ruffell
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors


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